                                                                    Exhibit (24)

                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1997 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                                     /s/ Alexander G. Anagnos
                                                     Alexander G. Anagnos
                                                     Director

March 18, 1998

                                                                    Exhibit (24)



                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1997 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                              /s/ H.C. Bailey, Jr.
                                              H.C. Bailey, Jr.
                                              Director


March 18, 1998

                                                                    Exhibit (24)

                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1997 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                                    /s/ Harold B. Judell
                                                    Harold B. Judell
                                                    Director


March 18, 1998

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1997 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                                   /s/ David M. Osnos
                                                   David M. Osnos
                                                   Director

March 18, 1998

                                                                    Exhibit (24)



                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1997 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                                 /s/ John N. Palmer
                                                 John N. Palmer
                                                 Director

March 18, 1998

                                                                    Exhibit (24)



                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1997 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                                 /s/  Leland R. Speed
                                                 Leland R. Speed
                                                 Chairman of the Board

March 18, 1998